SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 12, 2006

(Date of earliest event reported)

FLOW INTERNATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23500 - 64th Avenue South, Kent, Washington 98032

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:

(253) 850-3500

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	Changes in Registrant’s Certifying Accountant.

Flow International Corporation (the “Company”) has engaged Deloitte and Touche, LLP (“Deloitte & Touche”) as the Company’s new independent registered public accounting firm (“IRPAF”), effective January 17, 2006, for the fiscal year ending April 30, 2006. On January 12, 2006, the Audit Committee approved Deloitte & Touche acting under authority delegated to it by the Company’s Board of Directors. On January 17, 2006, the registrant filed a Current Report on Form 8-K to report that PricewaterhouseCoopers LLP was dismissed as the IRPAF for the Company effective on January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2006	FLOW INTERNATIONAL CORPORATION

	By:	/s/ Douglas P. Fletcher
Douglas P. Fletcher Chief Financial Officer